Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Daniel E. O’Keefe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2)    The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DANIEL E. O'KEEFE
Name:	Daniel E. O’Keefe
Title:	Chief Financial Officer

Date:	May 15, 2006